Filed Pursuant to Rule 497(d)

Morgan Stanley Portfolios, Series 24

Optimized Equity Dividend Strategy, Series 4

Supplement to the Prospectus

As a result of a previously announced merger, on October 31, 2018, holders of Praxair, Inc. (“PX”) common stock received 1 share of Linde plc (“LIN”) common stock for every 1 share of PX held in the above referenced Trust.  Notwithstanding anything to the contrary in the Trust’s Prospectus regarding PX, the Trust now holds, and will continue to purchase, shares of LIN.

Supplement Dated: November 1, 2018